UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Michael J. Leary
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4490

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Strategic Income Fund

Annual Report
5.31.09

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

Global bond markets experienced unprecedented volatility during the 12 months ended May 31, 2009 amid a severe financial crisis and a worldwide economic meltdown. For the 12 months ended May 31, 2009, John Hancock Strategic Income Fund’s Class A shares posted a total return of –3.06% at net asset value. The Fund significantly outpaced the average –7.41% return of the multi-sector bond fund group, tracked by Morningstar, Inc., but lagged the 5.36% return of its benchmark, the broad Barclays Capital U.S. Aggregate Bond Index.

The Fund’s performance was bolstered on an absolute basis by its holdings in U.S. Treasury and government-backed securities, although an underweighting in them relative to the Barclays Capital index was one of the chief reasons why the Fund underperformed that benchmark. U.S. government-backed bonds performed quite well during most of the period due to strong investor demand and falling interest rates. At times, we used interest rate futures to manage the interest rate risk of our U.S. government holdings, but this strategy did not have any major impact on the Fund’s absolute performance.

Also aiding both our absolute and relative performance were the Fund’s holdings in high-quality foreign government bonds, including European, UK, Canadian, Australian and New Zealand bonds. At times, we used put and call options to manage the Fund’s exposure to currencies. For the most part, these contracts worked to our advantage.

Our out-of-benchmark stake in high-yield bonds was the primary detractor to the Fund’s performance relative to the benchmark. High yields suffered steep price declines during much of the period, as investors fled the sector in light of credit rating downgrades and rising default expectations.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factors in this Fund’s performance are interest rates and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Higher-yielding bonds are riskier than lower-yielding bonds and their value may fluctuate more in response to market conditions. The Fund may not be appropriate for all investors.

6	Strategic Income Fund | Annual report

A look at performance

For the period ended May 31, 2009

		Average annual returns (%)			Cumulative total returns (%)			SEC 30- day yield (%) as of 5-31-09
		with maximum sales charge (POP)			with maximum sales charge (POP)
	Inception
Class	date	1-year	5-year	10-year	1-year	5-year	10-year

A	8-18-86	–7.40	3.30	4.52	–7.40	17.61	55.64	8.79

B	10-4-93	–8.11	3.26	4.42	–8.11	17.38	54.17	8.49

C	5-1-98	–4.61	3.54	4.27	–4.61	19.01	51.95	8.49

I1,2	9-4-01	–3.03	4.59	5.33	–3.03	25.16	68.06	9.58

R1[1,2]	8-5-03	–3.44	3.91	4.57	–3.44	21.13	56.36	8.86

R3[1,2]	5-21-09	–3.58	3.86	4.63	–3.58	20.85	57.20	—

R4[1,2]	5-21-09	–3.29	4.17	4.94	–3.29	22.66	61.95	—

R5[1,2]	5-21-09	–3.01	4.48	5.25	–3.01	24.50	66.85	—

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I, Class R1, Class R3, Class R4 and Class R5 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses are as follows: Class A — 0.90%, Class B — 1.60%, Class C — 1.60%, Class I —0.51% and Class R1 — 1.35%. Class R3 — 1.25%, Class R4 — 0.95% and Class R5 — 0.65%. In addition, the adviser has contractually agreed through June 30, 2010 to the extent necessary to limit the total expenses of each class as follows: 1.25% for Class R3, 0.95% for Class R4, and 0.65% for Class R5 excluding certain expenses such as extraordinary fees, taxes, litigation, brokerage and interest expenses. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class R3 — 3.49%, Class R4 —3.25% and Class R5 — 3.00%. The Fund’s annual operating expenses will likely vary throughout the period and from year to year. Expenses for the current fiscal year may be higher than those shown in the “Annual operating expenses” table for one or more of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) the termination of voluntary expense cap reimbursements and/or fee waivers, as applicable.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I, Class R1, Class R3, Class R4 and Class R5 share prospectuses.

2 August 18, 1986 is the inception date for the Class A shares. Class I shares were first offered on September 4, 2001; the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class I shares. Class R1 shares were first offered on August 5, 2003 and Class R3, Class R4 and Class R5 shares were first offered on May 21, 2009. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4 and Class R5 shares, respectively.

Annual report | Strategic Income Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Strategic Income Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Barclays Capital U.S. Aggregate Bond Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B2	5-31-99	$15,417	$15,417	$17,713

C2	5-31-99	15,195	15,195	17,713

I3,4	5-31-99	16,806	16,806	17,713

R1[3,4]	5-31-99	15,636	15,636	17,713

R3[3,4]	5-31-99	15,720	15,720	17,713

R4[3,4]	5-31-99	16,195	16,195	17,713

R5[3,4]	5-31-99	16,685	16,685	17,713

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I, Class R1, Class R3, Class R4 and Class R5 shares, respectively, as of May 31, 2009. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund’s Class I, Class R1, Class R3, Class R4 and Class R5 share prospectuses.

4 August 18, 1986 is the inception date for the Class A shares. Class I shares were first offered on September 4, 2001; the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class I shares. Class R1 shares were first offered on August 5, 2003 and Class R3, Class R4 and Class R5 shares were first offered on May 21, 2009. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4 and Class R5 shares, respectively.

5 Formerly named Lehman Brothers Aggregate Bond Index.

8	Strategic Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2008 with the same investment held until May 31, 2009.

	Account value	Ending value	Expenses paid during
	on 12-1-08	on 5-31-09	period ended 5-31-09[1]

Class A	$1,000.00	$1,120.60	$5.18

Class B	1,000.00	1,116.70	8.87

Class C	1,000.00	1,116.70	8.87

Class I	1,000.00	1,118.70	3.27

Class R1	1,000.00	1,118.70	6.97

For the classes noted below, the example assumes an account value of $1,000.00 on May 21, 2009 with the same investment held until May 31, 2009.

	Account value	Ending value	Expenses paid during
	on 5-21-09	on 5-31-09	period ended 5-31-09[2]

Class R3	$1,000.00	$1,003.60	$0.34

Class R4	1,000.00	1,003.60	0.26

Class R5	1,000.00	1,003.60	0.18

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Strategic Income Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2008, with the same investment held until May 31, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 12-1-08	on 5-31-09	period ended 5-31-09[3]

Class A	$1,000.00	$1,020.00	$4.94

Class B	1,000.00	1,016.60	8.45

Class C	1,000.00	1,016.60	8.45

Class I	1,000.00	1,021.80	3.13

Class R1	1,000.00	1,018.30	6.64

Class R3	1,000.00	1,018.70	6.29

Class R4	1,000.00	1,020.20	4.78

Class R5	1,000.00	1,021.70	3.28

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 0.98%, 1.68%, 1.68%, 0.62% and 1.32% for Class A, Class B, Class C, Class I and Class R1 shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2 Expenses are equal to the Fund’s annualized expense ratio of 1.25%, 0.95% and 0.65% for Class R3, Class R4 and Class R5 shares, respectively, multiplied by the average account value over the period, multiplied 10/365 (to reflect the period).

3 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Strategic Income Fund | Annual report

Portfolio summary

Portfolio diversification[1]

Bonds	49%	Collateralized mortgage obligations	8%

Foreign government bonds	18%	Tranche loans	2%

U.S. government & agency securities	18%	Short-term investments & other	5%

Sector composition[1,2]

U.S. government agencies	25%	Telecommunication services	5%

Foreign governments	18%	Industrials	4%

Consumer discretionary	17%	Energy	3%

Financials	10%	Consumer staples	2%

Mortgage bonds	8%	Health care	1%

Materials	7%

Country diversification[1]		Quality composition[1]

United States	75%	AAA	44%

Germany	7%	AA	3%

Canada	6%	A	3%

Australia	4%	BBB	7%

France	3%	BB	12%

Spain	2%	B	17%

Other	3%	CCC	9%

		Short-term investments & other	5%

1 As a percentage of net assets on May 31, 2009.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Strategic Income Fund	11

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 5-31-09

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Bonds 66.21%				$729,718,623

(Cost $814,645,755)

Aerospace & Defense 0.09%				1,019,200

Vought Aircraft Industries, Inc.,
Sr Note	8.000%	07-15-11	$2,080	1,019,200

Agricultural Products 0.86%				9,525,637

Cosan SA Industria e Comercio,
Perpetual Bond (S)	8.250	02-15-49	5,750	4,025,000
Viterra, Inc.,
Sr Note	8.000	04-08-13	5,800	5,500,637

Airlines 0.54%				5,999,967

Delta Air Lines, Inc.,
Collaterized Bond	6.821	08-10-22	4,225	3,400,879

US Airways Group, Inc.,
Conv Sr Note	7.250	05-15-14	6,750	2,599,088

Aluminum 0.48%				5,288,850

CII Carbon, LLC,
Gtd Sr Sub Note (S)	11.125	11-15-15	7,665	5,288,850

Apparel, Accessories & Luxury Goods 0.21%				2,286,200

Hanesbrands, Inc.,
Gtd Sr Note Ser B (P)	5.698	12-15-14	2,840	2,286,200

Auto Parts & Equipment 1.59%				17,544,929

Allison Transmission, Inc.,
Gtd Sr Note (S)	11.250	11-01-15	5,150	3,476,250
Gtd Sr Note (S)	11.000	11-01-15	7,951	6,201,780

Exide Technologies,
Sr Sec Note Ser B	10.500	03-15-13	3,600	3,024,000

Tenneco, Inc.,
Gtd Sr Sub Note	8.625	11-15-14	3,865	2,376,974

TRW Automotive, Inc.,
Gtd Sr Note (S)	7.000	03-15-14	3,355	2,465,925

Automobile Manufacturers 1.32%				14,585,129

DaimlerChrysler N.A. Holding Corp.,
Gtd Sr Note Ser E MTN	4.375	03-21-13	8,755	11,925,749

Volkswagen Financial Services AG, Note	5.375	01-25-12	1,840	2,659,380

Broadcasting & Cable TV 0.66%				7,216,791

Canadian Satellite Radio Holdings, Inc.,
Sr Note (B)	1.000	02-14-16	318	91,241

CCO Holdings, LLC,
Sr Note (H)	8.750	11-15-13	3,030	2,772,450

See notes to financial statements

12	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Broadcasting & Cable TV (continued)

Intelsat Jackson Holdings, Ltd.,
Gtd Sr Note (S)	11.500%	06-15-16	$2,290	$2,255,650
Gtd Sr Note	11.250	06-15-16	2,010	2,060,250

Young Broadcasting, Inc.,
Gtd Sr Sub Note (H)	10.000	03-01-11	4,960	37,200

Cable & Satellite 6.25%				68,882,675

Charter Communications Holdings I, LLC,
Gtd Sr Note (H)	11.000	10-01-15	1,040	109,200
Gtd Sr Sec Note (H)	11.000	10-01-15	4,125	474,374

Charter Communications Holdings II, LLC,
Gtd Sr Note (H)	10.250	09-15-10	5,255	5,202,450
Gtd Sr Note (H)(S)	10.250	10-01-13	11,757	10,875,225
Sr Note (H)	10.250	09-15-10	495	485,100

Charter Communications, Inc.,
Bond (H)	6.500	10-01-27	11,910	863,475

Comcast Corp.,
Gtd Note	4.950	06-15-16	1,800	1,720,926

CSC Holdings, Inc.,
Sr Note (S)	8.500	06-15-15	3,680	3,624,800

Shaw Communications, Inc.,
Sr Note	6.500	06-02-14	3,055	2,915,675
Sr Note	6.100	11-16-12	9,000	8,490,460
Sr Note	5.700	03-02-17	2,325	2,031,008

Sirius XM Radio, Inc.,
Conv Sr Note	10.000	06-01-11	2,445	1,271,400
Sr Note	9.625	08-01-13	15,000	9,712,500

Time Warner Cable, Inc.,
Gtd Note	8.750	02-14-19	1,380	1,582,653
Gtd Note	8.250	04-01-19	2,175	2,436,696
Gtd Sr Note	6.750	07-01-18	3,770	3,894,372

XM Satellite Radio, Inc.,
Conv Sr Sub Note (S)	7.000	12-01-14	11,690	2,111,506
Gtd Sr Note (S)	13.000	08-01-13	15,390	11,080,855

Casinos & Gaming 5.42%				59,714,615

Chukchansi Economic
Development Authority,
Sr Note (S)	8.000	11-15-13	3,020	1,902,600

Fontainebleau Las Vegas Holdings, LLC,
Note (S)	11.000	06-15-15	3,455	155,475
Sr Note (B)	12.000	06-01-22	3,714	1,070,042

Great Canadian Gaming Corp.,
Gtd Sr Sub Note (S)	7.250	02-15-15	1,250	1,131,250

Greektown Holdings, LLC,
Sr Note (H)(S)	10.750	12-01-13	8,805	616,350

Jacobs Entertainment, Inc.,
Gtd Sr Note	9.750	06-15-14	10,070	7,552,500

Little Traverse Bay Bands of
Odawa Indians,
Sr Note (S)	10.250	02-15-14	5,000	2,162,500

Majestic Star Casino LLC,
Gtd Sr Sec Note (H)	9.500	10-15-10	3,030	1,764,975

Mandalay Resort Group,
Gtd Sr Sub Note	9.375	02-15-10	3,850	3,667,125

See notes to financial statements

Annual report | Strategic Income Fund	13

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Casinos & Gaming (continued)

Mashantucket Western Pequot Tribe,
Bond Ser A (S)	8.500%	11-15-15	$4,910	$1,914,900

Mohegan Tribal Gaming Authority,
Gtd Sr Sub Note	8.000	04-01-12	6,245	4,699,363
Sr Sub Note	7.125	08-15-14	5,540	3,822,600
Sr Sub Note	6.375	07-15-09	7,345	7,161,375

MTR Gaming Group, Inc.,
Gtd Sr Note Ser B	9.750	04-01-10	3,450	3,105,000
Gtd Sr Sub Note Ser B	9.000	06-01-12	965	598,300

Pinnacle Entertainment, Inc.,
Sr Sub Note	7.500	06-15-15	1,800	1,503,000

Pokagon Gaming Authority,
Sr Note (S)	10.375	06-15-14	2,329	2,247,485

Snoqualmie Entertainment Authority,
Sr Sec Note (S)	9.125	02-01-15	2,865	1,532,775

Turning Stone Casino Resort Enterprise,
Sr Note (S)	9.125	12-15-10	1,275	1,173,000
Sr Note (S)	9.125	09-15-14	9,620	7,888,400

Waterford Gaming, LLC,
Sr Note (S)	8.625	09-15-14	6,224	4,045,600

Coal & Consumable Fuels 0.60%				6,578,600

Drummond Co., Inc.,
Sr Note (S)	7.375	02-15-16	8,890	6,578,600

Commodity Chemicals 0.30%				3,276,000

Braskem SA,
Note (S)	11.750	01-22-14	2,800	3,276,000

Construction & Farm Machinery & Heavy Trucks 0.39%				4,336,475

Manitowoc Co., Inc.,
Gtd Sr Note	7.125	11-01-13	6,065	4,336,475

Consumer Finance 0.50%				5,480,000

SLM Corp.,
Sr Note Ser MTN	8.450	06-15-18	8,000	5,480,000

Diversified Banks 0.51%				5,617,309

International Finance Corp.,
Sr Note	7.500	02-28-13	6,510	5,617,309

Diversified Commercial & Professional Services 0.31%				3,409,656

ARAMARK Corp.,
Gtd Note	8.500	02-01-15	3,575	3,409,656

Diversified Financial Services 6.62%				72,940,842

Council of Europe Development Bank,
Note	5.250	05-27-13	7,550	5,996,608

European Investment Bank,
Sr Note	6.250	04-15-14	2,455	4,478,585

GE Capital Australia Funding
Property, Ltd.,
Gtd Sr Note Ser MTN	6.500	11-15-11	7,900	6,183,265

General Electric Capital Corp.,
Sr Note	6.625	02-04-10	19,500	12,564,423
Sr Note Ser A GMTN	7.625	12-10-14	12,295	7,331,427

Inter-American Development Bank,
Sr Note Series INTL	7.250	05-24-12	20,555	13,987,168
Sr Note MTN	5.375	05-27-14	13,790	10,928,867
Sr Note Ser MPLE	4.250	12-02-12	4,770	4,626,824

See notes to financial statements

14	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Diversified Financial Services (continued)

Odebrecht Finance Ltd.,
Gtd Sr Note (S)	7.500%	10-18-17	$2,785	$2,757,150

Orascom Telecom Finance SCA,
Gtd Note (S)	7.875	02-08-14	2,250	1,845,000

TAM Capital, Inc.,
Gtd Sr Note	7.375	04-25-17	3,135	2,241,525

Diversified Metals & Mining 0.70%				7,685,460

Rio Tinto Finance USA Ltd.,
Gtd Sr Note	9.000	05-01-19	2,500	2,681,475
Gtd Sr Note	7.125	07-15-28	3,985	3,584,360

Teck Resources, Ltd.,
Sr Sec Note (S)	10.750	05-15-19	1,385	1,419,625

Electric Utilities 0.92%				10,160,530

Appalachian Power Co.,
Sr Note	5.000	06-01-17	2,305	2,096,467

Cia de Transporte de Energia Electrica de
Alta Tension Transener SA,
Sr Note (S)	8.875	12-15-16	4,685	2,764,150

Texas Competitive Electric Holdings
Co. LLC, Gtd Sr Note Ser A	10.250	11-01-15	8,945	5,299,913

Electrical Components & Equipment 0.11%				1,210,300

Baldor Electric Co.,
Gtd Note	8.625	02-15-17	1,330	1,210,300

Environmental & Facilities Services 0.07%				722,250

Blaze Recycling & Metals LLC,
Gtd Sr Sec Note (S)	10.875	07-15-12	1,605	722,250

Foreign Government 18.12%				199,739,251

Bundesrepublik Deutschland,
Bond Ser 09	3.750	01-04-19	7,582	10,890,703

Bundesschatzanweisungen,
Bond	4.000	09-10-10	7,800	11,430,548

Canada Housing Trust,
Note	4.800	06-15-12	2,340	2,312,201

France, Government of,
Bond	4.750	10-25-12	10,700	16,336,255
Bond	4.250	04-25-19	7,805	11,277,552

Germany, Federal Republic of,
Bond	5.000	01-04-12	8,590	13,151,602
Bond	4.250	07-04-18	25,430	38,041,607

Mexico, Government of,
Bond	11.375	09-15-16	3,800	5,187,000

New South Wales Treasury Corp.,
Bond	7.000	12-01-10	38,696	32,533,809

Ontario, Province of,
Bond	4.400	03-08-16	9,625	9,176,348
Deb	4.500	03-08-15	8,915	8,626,421
Note	6.375	10-12-10	4,930	3,257,358
Note	6.250	06-16-15	15,840	9,903,469

Spain, Government of, Bond	5.400	07-30-11	8,520	12,954,576

United Kingdom, Government of,
Bond	5.000	03-07-12	4,015	7,022,488
Bond	5.000	03-07-18	4,240	7,637,314

See notes to financial statements

Annual report | Strategic Income Fund	15

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Health Care Facilities 1.26%				$13,936,341

Community Health Systems, Inc.,
Gtd Sr Sub Note	8.875%	07-15-15	$3,875	3,831,406

Hanger Orthopedic Group, Inc.,
Gtd Sr Note	10.250	06-01-14	5,041	5,217,435

HCA, Inc.,
Sr Sec Note (S)	8.500	04-15-19	5,000	4,887,500

Health Care Supplies 0.33%				3,631,750

Bausch & Lomb, Inc.,
Sr Note	9.875	11-01-15	3,980	3,631,750

Household Products 0.45%				4,990,000

Yankee Acquisition Corp.,
Gtd Sr Sub Note	9.750	02-15-17	510	342,975
Gtd Sr Sub Note	8.500	02-15-15	6,155	4,647,025

Industrial Conglomerates 0.24%				2,689,915

Grupo Kuo SAB De Cv,
Gtd Sr Note (S)	9.750	10-17-17	3,380	2,197,000

Smiths Group PLC,
Gtd Sr Note (S)	7.200	05-15-19	520	492,915
Industrial Machinery 0.48%				5,292,390

Ingersoll-Rand Global Holding Co., Ltd.,
Gtd Sr Note	6.000	08-15-13	2,905	2,915,365

Mueller Water Products, Inc.,
Gtd Sr Sub Note	7.375	06-01-17	3,995	2,377,025
Integrated Oil & Gas 0.14%				1,572,850

Targa Respartners LP,
Sr Note (S)	8.250	07-01-16	1,895	1,572,850
Integrated Telecommunication Services 2.24%				24,646,708

AT&T, Inc.,
Sr Note	6.700	11-15-13	2,730	3,001,070

Axtel SAB de CV,
Sr Note (S)	7.625	02-01-17	5,000	3,750,000

Cincinnati Bell, Inc.,
Gtd Sr Sub Note	8.375	01-15-14	5,850	5,535,563

Citizens Communications Co.,
Sr Note	7.125	03-15-19	2,770	2,444,525

Verizon Wireless Capital LLC,
Sr Note (S)	7.375	11-15-13	3,000	3,366,300

West Corp.,
Gtd Sr Sub Note	11.000	10-15-16	7,705	6,549,250

Investment Banking & Brokerage 0.66%				7,297,757

Instituto de Credito Oficial,
Gtd Sr Note	5.000	12-07-09	4,430	7,297,757

Leisure Facilities 1.03%				11,385,569

AMC Entertainment, Inc.,
Gtd Sr Note Ser B	8.625	08-15-12	2,365	2,435,950
Sr Note (S)	8.750	06-01-19	2,135	2,073,619
Sr Sub Note	8.000	03-01-14	7,640	6,876,000

See notes to financial statements

16	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Life & Health Insurance 0.26%				$2,856,740

Prudential Financial, Inc.,
Sr Conv Bond (P)	Zero	12-15-37	$3,860	1,926,140

Symetra Financial Corp.,
Jr Sub Bond (8.300% to 10-1-17
then variable)(S)	8.300%	10-15-37	2,585	930,600

Marine 0.14%				1,530,000

Navios Maritime Holdings, Inc.,
Sr Note	9.500	12-15-14	2,000	1,530,000

Metal & Glass Containers 0.53%				5,822,052

Ball Corp.,
Gtd Sr Note	6.625	03-15-18	515	476,375

OI European Group BV,
Gtd Sr Note (S)	6.875	03-31-17	1,715	2,145,677

Owens-Brockway Glass Container, Inc.,
Gtd Sr Note	8.250	05-15-13	3,200	3,200,000

Movies & Entertainment 0.26%				2,911,950

Marquee Holdings, Inc.,
Sr Disc Note Ser B
(12.00%, 08-16-09 than variable)	12.000	08-15-14	3,595	2,911,950

Multi-Line Insurance 0.28%				3,044,200

Liberty Mutual Group, Inc.,
Sr Note (10.75% to 6-15-38 then variable) (S)	10.750	06-15-58	4,910	3,044,200

Multi-Utilities 0.21%				2,288,743

Dominion Resources, Inc.,
Sr Note	5.600	11-15-16	2,305	2,288,743

Oil & Gas Equipment & Services 0.14%				1,533,600

Allis-Chalmers Energy, Inc.,
Sr Note	8.500	03-01-17	2,840	1,533,600

Oil & Gas Exploration & Production 0.62%				6,861,625

Chesapeake Energy Corp.,
Gtd Sr Conv Bond	2.250	12-15-38	4,920	1,426,800
Gtd Sr Note	7.250	12-15-18	4,620	3,857,700

McMoRan Exploration Co.,
Gtd Sr Note	11.875	11-15-14	2,035	1,577,125

Oil & Gas Storage & Transportation 1.66%				18,270,795

Markwest Energy Partners LP,
Gtd Sr Note Ser B	8.500	07-15-16	7,135	6,029,075
Sr Note	8.750	04-15-18	1,395	1,157,850

NGPL PipeCo LLC,
Sr Note (S)	7.119	12-15-17	2,510	2,550,245

Regency Energy Partners LP,
Sr Note (S)	9.375	06-01-16	6,705	6,503,850

Southern Union Co.,
Jr Sub Note Ser A (7.200% to 11-1-11
then variable)	7.200	11-01-66	3,355	2,029,775

Packaged Foods & Meats 0.25%				2,735,150

Dole Food Company, Inc.,
Gtd Sr Note	8.875	03-15-11	575	546,250

Minerva Overseas Ltd.,
Gtd Note (S)	9.500	02-01-17	4,130	2,188,900

See notes to financial statements

Annual report | Strategic Income Fund	17

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Paper Packaging 1.17%				$12,849,550

Graham Packaging Co. LP,
Gtd Sr Sub Note	9.875%	10-15-14	$1,035	921,150

Graphic Packaging International, Inc.,
Gtd Sr Note	8.500	08-15-11	2,100	2,079,000
Sr Sub Note	9.500	08-15-13	7,055	6,596,425

Smurfit-Stone Container Corp.,
Sr Note (H)	8.375	07-01-12	7,990	2,516,850
Sr Note (H)	8.000	03-15-17	2,265	736,125

Paper Products 1.04%				11,504,624

Abitibi-Consolidated of Canada, Inc.,
Gtd Sr Sec Note (H)(S)	13.750	04-01-11	5,155	4,742,600

International Paper Co.,
Sr Note	7.950	06-15-18	2,990	2,816,024

NewPage Co.,
Sr Sec Note	10.000	05-01-12	2,540	1,422,400

Pope & Talbot, Inc.,
Deb (H)	8.375	06-01-13	3,000	7,500
Sr Note (H)	8.375	06-01-13	5,250	13,125

Verso Paper Holdings LLC,
Gtd Sr Note Ser B	9.125	08-01-14	1,995	1,187,025
Sr Sec Note (S)	11.500	07-01-14	1,415	1,315,950

Publishing 0.04%				469,250

Idearc, Inc.,
Gtd Sr Note (H)	8.000	11-15-16	5,300	119,250

R.H. Donnelley Corp.,
Sr Note Ser A–3 (H)	8.875	01-15-16	5,000	350,000

Retail 0.23%				2,509,750

Michaels Stores, Inc.,
Gtd Sr Note	10.000	11-01-14	2,585	1,861,200
Gtd Sr Sub Bond	11.375	01-11-16	1,190	648,550

Specialized Finance 0.90%				9,863,753

CCM Merger, Inc.,
Note (S)	8.000	08-01-13	12,515	8,635,350

CIT Group, Inc.,
Sr Note	5.000	02-13-14	1,750	1,179,253

HRP Myrtle Beach Operations, LLC,
Sr Note (H)(S)	Zero	04-01-12	4,915	49,150

Specialized REIT’s 0.05%				552,000

Omega Healthcare Investors, Inc.,
Gtd Sr Note	7.000	04-01-14	600	552,000

Specialty Chemicals 0.54%				5,901,350

American Pacific Corp.,
Gtd Sr Note	9.000	02-01-15	4,340	3,786,650

Berry Plastics Corp.,
Gtd Note	8.875	09-15-14	2,660	2,114,700

Steel 1.04%				11,494,294

Allegheny Technologies, Inc.,
Sr Note	9.375	06-01-19	3,535	3,588,025
Sr Note	8.375	12-15-11	2,865	3,044,114

ArcelorMittal,
Sr Note	9.850	06-01-19	4,735	4,862,155

See notes to financial statements

18	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Systems Software 0.14%				$1,582,188

Vangent, Inc.,
Gtd Sr Sub Note	9.625%	02-15-15	$2,075	1,582,188

Tires & Rubber 0.21%				2,275,888

Goodyear Tire & Rubber Co.,
Gtd Sr Note	8.625	12-01-11	1,445	1,405,263
Sr Note	10.500	05-15-16	875	870,625

Tobacco 0.22%				2,453,263

Alliance One International, Inc.,
Gtd Sr Note	11.000	05-15-12	2,435	2,453,263

Wireless Telecommunication Services 2.88%				31,743,912

Centennial Communications Corp.,
Sr Note	10.000	01-01-13	6,815	7,172,788

Crown Castle Holdings GS V LLC,
Sr Sec Note (S)	7.750	05-01-17	2,365	2,329,525

Grupo Iusacell SA de CV,
Sr Sec Note (S)	10.000	12-31-13	2,203	947,361

Nextel Communications, Inc.,
Gtd Note	7.375	08-01-15	8,000	6,340,000

Rogers Cable, Inc.,
Sr Sec Note	7.250	12-15-11	6,750	6,675,313

Sprint Capital Corp.,
Gtd Sr Note	8.375	03-15-12	8,405	8,278,925

Issuer			Shares	Value

Common stocks 0.65%				$7,158,723

(Cost $13,909,052)

Alternative Carriers 0.01%				62,630

Colt Telecom Group SA			31,242	62,630

Cable & Satellite 0.12%				1,302,042

Sirius XM Radio, Inc. (I)			3,725,443	1,302,042

Casinos & Gaming 0.01%				101,291

Fontainebleau Resorts LLC, (Class A) (B)(I)			67,568	101,291

Drug Retail 0.37%				4,112,400

CVS Caremark Corp.			138,000	4,112,400

Integrated Telecommunication Services 0.06%				683,533

Chunghwa Telecom Co. Ltd., SADR			29,497	560,738

Deutsche Telekom AG, SADR			8,253	94,497

Manitoba Telecom Services, Inc.			910	28,298

Metal & Glass Containers 0.06%				614,342

Pactiv Corp. (I)			27,426	614,342

Wireless Telecommunication Services 0.02%				282,485

USA Mobility, Inc.			25,267	282,485

See notes to financial statements

Annual report | Strategic Income Fund	19

F I N A N C I A L   S T A T E M E N T S

Issuer, description			Shares	Value

Preferred stocks 0.40%				$4,373,192

(Cost $4,198,604)

Diversified Metals & Mining 0.40%				4,373,192

Freeport-McMoRan Copper & Gold, Inc., 6.75%			51,766	4,373,192

			Par value
Issuer, description, maturity date			(000)	Value

Tranche loans 2.54%				$27,953,345

(Cost $26,200,103)
Airlines 0.63%				6,983,076

Delta Air Lines, Inc.,
Tranche (2nd Lien Fac), 3.664%, 04-30-14			$6,933	4,420,088

US Airways Group, Inc.,
Tranche LCC, 2.941%, 03-23-14			2,921	1,574,209
Tranche LCC, 2.808%, 03-23-14			1,835	988,779

Casinos & Gaming 0.55%				6,057,841

Great Canadian Gaming Corp.,
Tranche B, 2.731%, 02-14-14			4,893	4,245,893

Greektown Holdings LLC,
Tranche 9.750%, 09-09-09 (H)			105	101,941
Tranche 1.000%, 09-09-09 (F)(H)			563	551,782
Tranche 9.750%, 09-09-09 (H)			241	236,478
Tranche 9.750%, 09-09-09 (F)(H)			941	921,747

Health Care Supplies 0.13%				1,400,495

Bausch & Lomb, Inc.,
Tranche 4.781%, 04-11-15			1,126	1,400,495

Hotels, Resorts & Cruise Lines 0.03%				300,000

East Valley Tourist Development Authority,
Tranche EVTDA, 7.911%, 08-06-12			500	300,000

Paper Products 0.51%				5,629,559

Abitibi-Consolidated of Canada, Inc.,
Tranche 11.500%, 04-30-09			7,375	5,629,559

Publishing 0.37%				4,115,020

Idearc, Inc.,
Tranche 1.000%, 11-17-14 (H)			10,475	4,115,020

Retail 0.32%				3,467,354

Michaels Stores, Inc.,
Tranche 2.687%, 10-31-13			3,470	2,478,135
Tranche 2.625%, 10-31-13			642	458,531
Tranche 2.687%, 10-31-13			743	530,688

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Asset backed securities 0.69%				$7,638,445

(Cost $13,780,309)

Asset Backed Securities 0.69%				7,638,445

DB Master Finance LLC,
Ser 2006-1 Class A2 (S)	5.779%	06-20-31	$2,460	1,784,681
Ser 2006-1 Class M1 (S)	8.285	06-20-31	2,755	1,803,809

Dominos Pizza Master Issuer LLC,
Ser 2007-1 Class M1 (S)	7.629	04-25-37	5,660	2,490,400

Lehman XS Trust,
Ser 2005-5N Class 3A2 (P)	0.669	11-25-35	1,368	361,709
Ser 2006-2N Class 1A2 (P)	0.649	02-25-46	5,623	1,197,846

See notes to financial statements

20	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Collateralized mortgage obligations 7.85%				$86,562,624

(Cost $106,900,123)

Collateralized Mortgage Obligations 7.85%				86,562,624

American Home Mortgage Assets,
Ser 2006-6 Class XP IO	Zero	12-25-46	$64,206	1,565,022

American Home Mortgage
Investment Trust,
Ser 2007-1 Class GIOP IO	2.078%	05-25-47	36,410	1,615,714

Banc of America Commercial
Mortgage, Inc.,
Ser 2006-5 Class A4	5.414	09-10-47	11,640	9,570,686

Bear Stearns Mortgage Funding Trust,
Ser 2006-AR1 2A1 (P)	0.529	08-25-36	2,292	834,528

Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Ser 2005-CD1, Class A4 (P)	5.225	07-15-44	10,270	9,067,124

Countrywide Alternative Loan Trust,
Ser 2004-28CB 3A1	6.000	01-25-35	6,197	5,062,514
Ser 2005-59 Class 2X IO	Zero	11-20-35	36,101	1,032,251
Ser 2006-0A12 Class X IO	Zero	09-20-46	29,157	892,934
Ser 2007-25 1A2	6.500	11-25-37	6,303	3,878,524

Crown Castle Towers LLC,
Ser 2006-1A Class F (S)	6.650	11-15-36	3,210	3,017,400
Ser 2006-1A Class G (S)	6.795	11-15-36	3,835	3,604,900

Downey Savings & Loan Association
Mortgage Loan Trust,
Ser 2005-AR2 X2 IO	2.995	03-19-45	89,682	2,802,559

First Horizon Alternative
Mortgage Securities,
Ser 2006-RE1 Class A1	5.500	05-25-35	4,105	2,395,641

Global Tower Partners Acquisition
Partners LLC,
Sub Bond Ser 2007-1A–G	7.874	05-15-37	1,840	1,372,598

Greenpoint Mortgage Funding Trust,
Ser 2005-AR4 Class 4A2 (P)	0.669	10-25-45	5,533	1,751,542
Ser 2006-AR1 Class A2A (P)	0.679	02-25-36	3,176	1,142,248

Greenwich Capital Commercial
Funding Corp.,
Ser 2006-GG7 Class A4	5.917	07-10-38	9,865	8,104,521

Harborview Mortgage Loan Trust,
Ser 2005-8 Class 1X IO	3.201	09-19-35	32,697	326,967
Ser 2006-SB1 Class A1A	2.289	12-19-36	5,600	1,966,730
Ser 2007-3 Class ES IO	Zero	05-19-47	84,251	394,925
Ser 2007-4 Class ES IO	Zero	07-19-47	86,913	434,567
Ser 2007-6 Class ES IO (S)	Zero	08-19-37	62,000	290,625

Harborview NIM Corp.,
Ser 2007-3A–N1 (S)	6.654	05-19-37	34	341

Indymac Index Mortgage Loan Trust,
Ser 2005-AR18 Class 1X IO	Zero	10-25-36	78,342	1,175,125
Ser 2005-AR18 Class 2X IO	Zero	10-25-36	91,206	1,085,353

Luminent Mortgage Trust,
Ser 2006-1 Class X IO	Zero	04-25-36	24,346	395,621

Residential Accredit Loans, Inc.,
Ser 2007-QS10 Class A1	6.500	09-25-37	4,170	2,357,455
Ser 2007-QS11 Class A1	7.000	10-25-37	3,472	1,849,251

See notes to financial statements

Annual report | Strategic Income Fund	21

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Collateralized Mortgage Obligations (continued)

Suntrust Adjustable Rate Mortgage
Loan Trust,
Ser 2007-2-4A1	5.736%	04-25-37	$9,761	$5,798,035

Washington Mutual, Inc.,
Ser 2005-AR13 Class B1	0.909	10-25-45	5,141	642,659
Ser 2005-AR13 Class X IO	Zero	10-25-45	191,408	2,631,860
Ser 2005-AR6 Class B1 (P)	0.909	04-25-45	8,230	617,260
Ser 2007-0A4 Class XPPP IO	Zero	04-25-47	87,467	492,001
Ser 2007-0A5 Class 1XPP IO	Zero	06-25-47	211,115	1,583,361
Ser 2007-0A6 Class 1XPP IO	Zero	07-25-47	123,334	770,837

Wells Fargo Mortgage-backed
Securities Trust,
Ser 2006-AR12-1 Class A1 (P)	6.031	09-25-36	8,763	6,038,945

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

U.S. Government & agency securities 17.73%			$195,434,281

(Cost $187,378,270)

U.S. Government 4.31%				47,553,515

United States Treasury,
Bond	9.250%	02-15-16	$8,600	11,913,683
Bond	8.125	08-15-19	5,225	7,166,411
Note	4.875	08-15-16	8,795	9,823,602
Note	4.750	05-15-14	6,000	6,678,750
Note	4.250	08-15-15	11,015	11,971,069

U.S. Government Agency 13.42%				147,880,766

Federal Home Loan Mortgage Corp.,
30 Yr Pass Thru Ctf	4.500	04-01-39	24,120	24,302,587
CMO REMIC	5.500	05-15-34	13,002	13,668,042
CMO REMIC 3228-PL	5.500	10-15-34	25,320	26,460,175

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	5.000	12-01-22	12,787	13,253,486
CMO-REMIC Ser 2006-117-PD	5.500	07-25-35	16,925	17,685,158
CMO-REMIC Ser 2006-65 TE	5.500	05-25-35	6,470	6,805,546
CMO-REMIC Ser 2006-84-MP	5.500	08-25-35	7,905	8,302,097
TBA (C)	4.000	TBA	33,290	33,544,875

SBA CMBS Trust,
Sub Bond Ser 2006-1A Class H (S)	7.389	11-15-36	2,370	2,085,600
Sub Bond Ser 2006-1A Class J (S)	7.825	11-15-36	2,015	1,773,200

Issuer			Shares	Value

Warrants 0.00%				$1,150

(Cost $28,043)

Cable & Satellite 0.00%				1,150

Virgin Media, Inc.			28,043	1,150

	Number of	Exercise	Expiration
Issuer	contracts	price	date	Value

Options purchased 0.26%				$2,838,741

(Cost $5,825,117)

Options — Puts & Calls 0.26%				2,838,741

Comcast Corp. (Call)	7,000	$25.00	01-16-10	52,500

Currency CAD (Call)	27,400,000	1.30	02-01-10	312,634

See notes to financial statements

22	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

	Number of	Exercise	Expiration
Issuer	contracts	price	date	Value

Options — Puts & Calls (continued)

Currency CAD (Call)	25,500,000	$1.30	10-09-09	$59,135

Currency CAD (Put)	27,890,000	1.30	04-01-10	375,957

Currency EUR (Put)	52,000,000	1.29	12-02-09	986,903

Currency JPY (Call)	51,000,000	100.00	09-30-09	668,814

Currency JPY (Call)	53,000,000	110.00	03-12-10	261,820

Currency JPY (Put)	51,700,000	115.00	04-01-10	120,978

	Interest	Maturity	Par value
State, issuer, description	rate	date	(000)	Value

Short-term investments 7.48%				$82,387,829

(Cost $82,387,829)

U.S. Government 4.57%				50,387,829

United States Treasury,
Bill	Zero	06-25-09	$30,000	30,395,607
Bill	Zero	08-20-09	20,000	19,992,222

U.S. Government Agency 2.91%				32,000,000

Federal Home Loan Bank,
Disc Note	Zero	06-01-09	32,000	32,000,000

Total investments (Cost $1,255,253,205)† 103.81%			$1,144,066,953

Other assets and liabilities, net (3.81%)			($41,942,251)

Total net assets 100.00%			$1,102,124,702

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

GMTN Global Medium Term Note

Gtd Guaranteed

IO Interest Only (carries notional principal amount)

MTN Medium-Term Note

NIM Net Interest Margin

REIT Real Estate Investment Trust

SADR Sponsored American Depositary Receipts

SBA Small Business Administration

STEP A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.

TBA To Be Announced

(B) These securities are fair valued in good faith under procedures established by the Board of Trustees.

(C) Purchased on a forward commitment.

(F) All or a portion of this position represents unfunded loan commitment.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $166,113,499 or 15.07% of the net assets of the Fund as of May 31, 2009.

† At May 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $1,259,357,216. Net unrealized depreciation aggregated $115,290,263, of which $45,418,983 related to appreciated investment securities and $160,709,246 related to depreciated investment securities.

See notes to financial statements

Annual report | Strategic Income Fund	23

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $1,255,253,205)	$1,144,066,953

Total investments, at value (Cost $1,255,253,205)	1,144,066,953
Foreign currency, at value (Cost $833,667)	865,370
Receivable for investments sold	19,042,109
Receivable for delayed delivery securities sold	34,485,044
Receivable for forward foreign currency exchange contracts (Note 3)	36,432,924
Receivable for fund shares sold	6,944,761
Dividends and interest receivable	23,265,330
Other receivables and prepaid assets	152,598

Total assets	1,265,255,089

Liabilities

Due to custodian	2,073,608
Payable for investments purchased	50,816,669
Payable for delayed delivery securities purchased	37,075,243
Payable for forward foreign currency exchange contracts (Note 3)	69,833,236
Payable for fund shares repurchased	1,379,131
Payable for options written, at value (Premiums received $1,418,507) (Note 3)	688,591
Distributions payable	550
Payable to affiliates
Accounting and legal services fees	50,615
Transfer agent fees	194,683
Distribution and service fees	444,245
Trustees’ fees	57,786
Management fees	332,131
Other liabilities and accrued expenses	183,899

Total liabilities	163,130,387

Net assets

Capital paid-in	$1,393,881,684
Undistributed net investment income	39,811,655
Accumulated net realized gain (loss) on investments, futures contracts,
options written and foreign currency transactions	(188,330,806)
Net unrealized appreciation (depreciation) on investments, options written
and translation of assets and liabilities in foreign currencies	(143,237,831)

Net assets	$1,102,124,702

See notes to financial statements

24	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($720,131,644 ÷ 128,430,596 shares)	$5.61
Class B ($130,898,058 ÷ 23,337,259 shares)[1]	$5.61
Class C ($201,477,798 ÷ 35,936,866 shares)[1]	$5.61
Class I ($44,748,050 ÷ 7,998,725 shares)	$5.59
Class R1 ($4,793,942 ÷ 855,172 shares)	$5.61
Class R3 ($25,069 ÷ 4,481 shares)	$5.59
Class R4 ($25,070 ÷ 4,481 shares)	$5.59
Class R5 ($25,071 ÷ 4,481 shares)	$5.59

Maximum offering price per share

Class A ($5.61 ÷ 95.5%)[2]	$5.87

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | Strategic Income Fund	25

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 5-31-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$83,378,691
Income from affiliated issuers	201,659
Securities lending	163,961
Dividends	71,390
Less foreign taxes withheld	(7,583)

Total investment income	83,808,118

Expenses

Investment management fees (Note 6)	3,929,904
Distribution and service fees (Note 6)	5,289,366
Transfer agent fees (Note 6)	1,512,954
Accounting and legal services fees (Note 6)	161,425
Trustees’ fees	60,886
Printing and postage fees	123,162
Professional fees	140,108
Custodian fees	107,340
Registration and filing fees	92,254
Proxy fees	295,183
Miscellaneous	41,508

Total expenses	11,754,090
Less expense reductions (Note 6)	(504)

Net expenses	11,753,586

Net investment income	72,054,532

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(9,034,862)
Futures contracts	(5,659,358)
Options written	1,514,119
Foreign currency transactions	49,168,052

35,987,951

Change in net unrealized appreciation (depreciation) of
Investments	(124,081,721)
Options written	729,916
Translation of assets and liabilities in foreign currencies	(25,762,603)

(149,114,408)

Net realized and unrealized loss	(113,126,457)

Decrease in net assets from operations	($41,071,925)

See notes to financial statements

26	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-09	5-31-08

Increase (decrease) in net assets

From operations
Net investment income	$72,054,532	$68,413,452
Net realized gain (loss)	35,987,951	(5,486,529)
Change in net unrealized appreciation (depreciation)	(149,114,408)	(17,659,315)

Increase (decrease) in net assets resulting
from operations	(41,071,925)	45,267,608

Distributions to shareholders
From net investment income
Class A	(49,619,209)	(47,317,211)
Class B	(9,660,228)	(11,375,442)
Class C	(11,545,185)	(11,050,962)
Class I	(1,664,925)	(839,451)
Class R1	(319,683)	(305,531)
Class R3	(44)	—
Class R4	(45)	—
Class R5	(46)	—
From net realized gain
Class A	(16,093,386)	(6,591,547)
Class B	(3,528,378)	(1,786,139)
Class C	(4,092,123)	(1,726,787)
Class I	(448,575)	(93,727)
Class R1	(105,882)	(47,581)

Total distributions	(97,077,709)	(81,134,378)

From Fund share transactions (Note 7)	79,270,373	(68,051,893)

Total decrease	(58,879,261)	(103,918,663)

Net assets

Beginning of year	1,161,003,963	1,264,922,626

End of year	$1,102,124,702	$1,161,003,963

Undistributed (distributions in excess of)
net investment income	$39,811,655	($18,000,890)

See notes to financial statements

Annual report | Strategic Income Fund	27

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of year	$6.40	$6.61	$6.81	$6.99	$6.69
Net investment income[1]	0.41	0.40	0.32	0.30	0.31
Net realized and unrealized gain (loss)
on investments	(0.64)	(0.15)	0.07	—	0.39
Total from investment operations	(0.23)	0.25	0.39	0.30	0.70
Less distributions
From net investment income	(0.42)	(0.40)	(0.35)	(0.34)	(0.36)
From net realized gain	(0.14)	(0.06)	(0.24)	(0.14)	(0.04)
Total distributions	(0.56)	(0.46)	(0.59)	(0.48)	(0.40)
Net asset value, end of year	$5.61	$6.40	$6.61	$6.81	$6.99
Total return (%)[2]	(3.06)	3.93	5.98	4.38	10.58

Ratios and supplemental data

Net assets, end of year (in millions)	$720	$765	$784	$818	$764
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93[3]	0.90	0.87	0.88	0.90
Expenses net of fee waivers	0.93[3]	0.90	0.87	0.88	0.90
Expenses net of all fee waivers and credits	0.93[3]	0.90	0.87	0.88	0.90
Net investment income	7.23	6.00	4.80	4.26	4.48
Portfolio turnover (%)	43	52	118	52	29

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

CLASS B SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of year	$6.40	$6.61	$6.81	$6.99	$6.69
Net investment income[1]	0.37	0.35	0.27	0.25	0.26
Net realized and unrealized gain (loss)
on investments	(0.64)	(0.14)	0.07	0.01	0.39
Total from investment operations	(0.27)	0.21	0.34	0.26	0.65
Less distributions
From net investment income	(0.38)	(0.36)	(0.30)	(0.30)	(0.31)
From net realized gain	(0.14)	(0.06)	(0.24)	(0.14)	(0.04)
Total distributions	(0.52)	(0.42)	(0.54)	(0.44)	(0.35)
Net asset value, end of year	$5.61	$6.40	$6.61	$6.81	$6.99
Total return (%)[2]	(3.73)	3.21	5.27	3.67	9.81

Ratios and supplemental data

Net assets, end of year (in millions)	$131	$184	$242	$350	$460
Ratios (as a percentage of average net assets):
Expenses before reductions	1.63[3]	1.60	1.54	1.57	1.60
Expenses net of fee waivers	1.63[3]	1.60	1.54	1.57	1.60
Expenses net of all fee waivers and credits	1.63[3]	1.60	1.54	1.57	1.60
Net investment income	6.51	5.27	4.12	3.57	3.79
Portfolio turnover (%)	43	52	118	52	29

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

28	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

CLASS C SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of year	$6.40	$6.61	$6.81	$6.99	$6.69
Net investment income[1]	0.37	0.35	0.27	0.25	0.26
Net realized and unrealized gain (loss)
on investments	(0.64)	(0.14)	0.07	—	0.39
Total from investment operations	(0.27)	0.21	0.34	0.25	0.65
Less distributions
From net investment income	(0.38)	(0.36)	(0.30)	(0.29)	(0.31)
From net realized gain	(0.14)	(0.06)	(0.24)	(0.14)	(0.04)
Total distributions	(0.52)	(0.42)	(0.54)	(0.43)	(0.35)
Net asset value, end of year	$5.61	$6.40	$6.61	$6.81	$6.99
Total return (%)[2]	(3.73)	3.21	5.24	3.65	9.81

Ratios and supplemental data

Net assets, end of year (in millions)	$201	$193	$219	$270	$282
Ratios (as a percentage of average net assets):
Expenses before reductions	1.63[3]	1.60	1.57	1.58	1.60
Expenses net of fee waivers	1.63[3]	1.60	1.57	1.58	1.60
Expenses net of all fee waivers and credits	1.63[3]	1.60	1.57	1.58	1.60
Net investment income	6.53	5.29	4.10	3.56	3.79
Portfolio turnover (%)	43	52	118	52	29

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

CLASS I SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of period	$6.40	$6.61	$6.81	$6.99	$6.69
Net investment income[1]	0.42	0.42	0.34	0.32	0.33
Net realized and unrealized gain (loss)
on investments	(0.65)	(0.14)	0.07	0.01	0.39
Total from investment operations	(0.23)	0.28	0.41	0.33	0.72
Less distributions
From net investment income	(0.44)	(0.43)	(0.37)	(0.37)	(0.38)
From net realized gain	(0.14)	(0.06)	(0.24)	(0.14)	(0.04)
Total distributions	(0.58)	(0.49)	(0.61)	(0.51)	(0.42)
Net asset value, end of year	$5.59	$6.40	$6.61	$6.81	$6.99
Total return (%)[2]	(3.03)	4.33	6.38	4.78	11.00

Ratios and supplemental data
Net assets, end of year (in millions)	$45	$13	$16	$13	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.57[3]	0.51	0.49	0.49	0.53
Expenses net of fee waivers	0.57[3]	0.51	0.49	0.49	0.53
Expenses net of all fee waivers and credits	0.57[3]	0.51	0.49	0.49	0.53
Net investment income	7.70	6.35	5.19	4.64	4.85
Portfolio turnover (%)	43	52	118	52	29

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

Annual report | Strategic Income Fund	29

F I N A N C I A L   S T A T E M E N T S

CLASS R1 SHARES Period ended	5-31-09	5-31-08	5-31-07	5-31-06	5-31-05

Per share operating performance

Net asset value, beginning of year	$6.40	$6.61	$6.81	$6.99	$6.69
Net investment income[1]	0.38	0.37	0.29	0.28	0.29
Net realized and unrealized gain (loss)
on investments	(0.64)	(0.14)	0.07	—	0.39
Total from investment operations	(0.26)	0.23	0.36	0.28	0.68
Less distributions
From net investment income	(0.39)	(0.38)	(0.32)	(0.32)	(0.34)
From net realized gain	(0.14)	(0.06)	(0.24)	(0.14)	(0.04)
Total distributions	(0.53)	(0.44)	(0.56)	(0.46)	(0.38)
Net asset value, end of year	$5.61	$6.40	$6.61	$6.81	$6.99
Total return (%)[2]	(3.44)	3.46	5.58	4.07	10.36

Ratios and supplemental data

Net assets, end of year (in millions)	$5	$5	$5	$4	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.35	1.26	1.19	1.08
Expenses net of fee waivers	1.33	1.35	1.26	1.19	1.08
Expenses net of all fee waivers and credits	1.33	1.35	1.26	1.19	1.08
Net investment income	6.81	5.54	4.44	4.00	4.29
Portfolio turnover (%)	43	52	118	52	29

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

CLASS R3 SHARES Period ended	5-31-09[1]

Per share operating performance
Net asset value, beginning of period	$5.58
Net investment income[2]	0.01
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.02
Less distributions
From net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$5.59
Total return (%)[3]	0.36[4,5]

Ratios and supplemental data
Net assets, end of period (in millions)	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.49[7,8]
Expenses net of fee waivers	1.25[7,8]
Expenses net of all fee waivers and credits	1.25[7,8]
Net investment income	6.02[7]
Portfolio turnover (%)	43

1 Class R3 shares began operations on 5-21-09.

 2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

6 Less than $500,000.

7 Annualized.

8 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

30	Strategic Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

CLASS R4 SHARES Period ended	5-31-09[1]

Per share operating performance

Net asset value, beginning of period	$5.58
Net investment income	0.01[2]
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.02
Less distributions
From net investment income	(0.01)
(0.01)
Net asset value, end of period	$5.59
Total return (%)[3]	0.36[4,5]

Ratios and supplemental data

Net assets, end of period (in millions)	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.25[7,8]
Expenses net of fee waivers	0.95[7,8]
Expenses net of all fee waivers and credits	0.957.8
Net investment loss	6.32[7]
Portfolio turnover (%)	43

1 Class R4 shares began operations on 5-21-09.

 2 Based on the average of the shares outstanding

3 Assumes dividend reinvestment.

4 Not annualized.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

6 Less than $500,000.

7 Annualized.

8 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

CLASS R5 SHARES Period ended	5-31-09[1]

Per share operating performance
Net asset value, beginning of period	$5.58
Net investment income	0.01[2]
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.02
Less distributions
From net investment income	(0.01)
(0.01)
Net asset value, end of period	$5.59
Total return (%)[3]	0.36[4,5]

Ratios and supplemental data

Net assets, end of period (in millions)	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.00[7,8]
Expenses net of fee waivers	0.65[7,8]
Expenses net of all fee waivers and credits	0.657.8
Net investment income	6.62[7]
Portfolio turnover (%)	43

1 Class R5 shares began operations on 5-21-09.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Total returns would have been lower had certain expenses not been reduced during the period shown.

 6 Less than $500,000.

7 Annualized.

8 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.03%.

See notes to financial statements

Annual report | Strategic Income Fund	31

Notes to financial statements

Note 1
Organization

John Hancock Strategic Income Fund (the Fund) is a diversified series of John Hancock Strategic Series (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income.

The Board of Trustees has authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4 and Class R5 shares. Class A, Class B and Class C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), and its other affiliates owned 4,481, 4,481 and 4,481 shares of beneficial interest of Class R3, Class R4 and Class R5, respectively, of the Fund on May 31, 2009.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M.., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Collateral Investment Trust (JHCIT), an affiliated registered investment company managed by the Adviser is valued at its net asset value each business day. JHCIT is a floating rate fund investing in high quality money market instruments.

32	Strategic Income Fund | Annual report

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic and market conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$11,421,644	—

Level 2 — Other Significant Observable Inputs	1,103,978,050	($33,400,312)

Level 3 — Significant Unobservable Inputs	28,667,259	(688,591)
Total	$1,144,066,953	($34,088,903)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, options and swap contracts, which are stated at market value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	INVESTMENTS IN	OTHER FINANCIAL
	SECURITIES	INSTRUMENTS

Balance as of May 31, 2008	$30,536,931	—

Accrued discounts/premiums	57,586	—

Realized gain (loss)	951,079	—

Change in unrealized appreciation (depreciation)	(5,031,013)	$729,916

Net purchases (sales)	(3,441,322)	(1,418,507)

Transfers in and/or out of Level 3	5,593,998	—
Balance as of May 31, 2009	$28,667,259	($688,591)

Annual report | Strategic Income Fund	33

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund. Any additional required cash collateral is delivered to the Fund or excess collateral is returned to the borrower on the next business day. Cash collateral received is invested in John Hancock Collateral Investment Trust, an affiliated registered investment company managed by the Adviser. The Fund may receive compensation for lending its securities either in the form of fees and/ or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Line of credit

The Fund and other affiliated funds have entered into an agreement which enables it to participate in a $150 million unsecured committed line of credit with State Street Corporation (the Custodian). The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to the each participating fund on a prorated basis based on average net assets. Prior to February 19, 2009, the commitment fee was 0.05% per annum. For the year ended May 31, 2009, there were no borrowings under the line of credit by the Fund.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense

34	Strategic Income Fund | Annual report

estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees and, if any, transfer agent fees, for all classes are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Foreign currency translation

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

When-issued/delayed delivery securities

The Fund may purchase or sell debt securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. The Fund may receive compensation for interest forgone in the purchase of delayed-delivery securities. The market values of the securities purchased on a forward-delivery basis are identified in the Portfolio of Investments.

In a “To Be Announced” (TBA) transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later.

Loan participations and assignments

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of a Fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a Fund against losses

Annual report | Strategic Income Fund	35

in value or a decline in income in the event of a borrower’s non-payment of principal or interest and, in the event of a bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower and, in the case of a loan participation, the intermediary. A Fund may have limited rights to enforce the terms of an underlying loan. Fees associated with loan amendments are recorded when they are received by the Fund. At period end, the total principal amount and market value of unfunded commitments totaled $1,503,601 and $1,473,529 , which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by a Fund.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $136,699,859 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, it will reduce the amount of capital gain distribution to be paid. The loss carryforward expires as follows: May 31, 2010 — $54,670,046, May 31, 2011 — $29,326,320, May 31, 2012 —$24,542,934, May 31, 2013 — $21,276,412, May 31, 2015 — $6,219,755 and May 31, 2016 — $664,392.

Net capital losses of $48,140,299 that are attributable to security transactions incurred after October 31, 2008, are treated as arising on June 1, 2009, the first day of the Fund’s next taxable year.

As of May 31, 2009 the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended May 31, 2009 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. During the year ended May 31, 2008, the tax character of distributions paid was as follows: ordinary income $81,134,378. During the year ended May 31, 2009, the tax character of distributions paid was as follows: ordinary income $97,077,709. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2009, the components of distributable earnings on a tax basis included $16,950,119 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions, distribution reclassifications, expiration of capital loss carryforwards and amortization and accretion on debt securities.

Note 3
Financial instruments

The Fund has adopted the provisions of Statement of Financial Accounting Standards

36	Strategic Income Fund | Annual report

No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires the Fund to disclose information to assist investors in understanding how the Fund uses derivative instruments, how derivative instruments are accounted for under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. This disclosure for the year ended May 31, 2009 is presented in accordance with FAS 161 and is included as part of the Notes to the Financial Statements.

Options

The Fund may purchase and sell put and call options on securities, securities indices, currencies and futures contracts. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. The Fund may use options to manage against possible changes in the market value of the Fund’s assets, mitigate exposure to fluctuations in currency values or interest rates, or protect the Fund’s unrealized gains. In addition, the Fund may use options to facilitate Fund investment transactions by protecting the Fund against a change in the market price of the investment, enhance potential gains, or as a substitute for the purchase or sale of securities or currency.

Options listed on an exchange, if no closing price is available, are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Using an independent pricing source, options not listed on an exchange are valued at the mean between the last bid and ask prices.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires, or if the Fund buys an offsetting option, the Fund realizes a gain or loss depending on whether the exercise price of the option is more or less than the value of the underlying instrument at the time of the offsetting transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, with the proceeds of the sale increased by the premium received. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise of the option. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put) and as a result, bears the market risk of an unfavorable change in the price of the underlying securities.

When the Fund purchases an option, the premium paid by the Fund is included in the Schedule of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Losses may arise when buying and selling options if there is an illiquid secondary market for the options, which may cause a party to receive less than would be received in a liquid market, or if the counterparties do not perform under the terms of the options.

During the year ended May 31, 2009, the Fund used foreign currency options to gain exposure to foreign currency. In addition, the Fund used options to generate potential gains, hedge against anticipated currency exchange rates and to maintain the liquidity and diversity of the portfolio. Purchased options held by the Fund at May 31, 2009 are detailed in the Schedule of Investments.

Annual report | Strategic Income Fund	37

The following summarizes the written option contracts held as of May 31, 2009:

	NOTIONAL AMOUNT	PREMIUMS RECEIVED (PAID)

Outstanding, beginning of period	—	—

Options written	253,992,500	$2,932,625

Option closed	—	—

Options exercised	—	—

Options expired	(198,702,500)	(1,514,118)
Outstanding, end of period	55,290,000	$1,418,507

Summary of written options on securities outstanding on May 31, 2009:

NAME	NOTIONAL	EXERCISE	EXPIRATION
OF ISSUER	AMOUNT	PRICE	DATE	VALUE

CALLS

Canadian Dollar	27,400,000	$1.30	Feb 2010	($312,634)

PUTS

Canadian Dollar	27,890,000	$1.30	Apr 2010	(375,957)

Total	55,290,000			($688,591)

Written option notional amounts (in USD) at the end of the year ended May 31, 2009 are representative of the activity during this period.

Futures

The Fund may purchase and sell financial futures contracts, including index futures and options on these contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. The Fund uses futures contracts to manage against a decline in the value of securities owned by the Fund due to anticipated interest rate, currency or market changes. In addition, the Fund will use futures contracts for duration management or to gain exposure to a securities market.

An index futures contract (index future) is a contract to buy a certain number of units of the relevant index at a fixed price and specific future date. The Fund may invest in index futures as a means of gaining exposure to securities without investing in them directly, thereby allowing the Fund to invest in the underlying securities over time. Investing in index futures also permits the Fund to maintain exposure to common stocks without incurring the brokerage costs associated with investment in individual common stocks.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver such instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended May 31, 2009, the Fund used futures to hedge against anticipated interest rate changes. There were no open futures contracts at May 31, 2009.

Forward foreign currency contracts

The Fund may enter into foreign currency contracts to manage foreign currency exposure

38	Strategic Income Fund | Annual report

with respect to transaction hedging, position hedging, cross hedging and proxy hedging. In addition, the Fund may enter into forward foreign currency contracts as a part of an investment strategy, in order to gain exposure to a currency, or to shift exposure to foreign currency fluctuation from one currency to another, without purchasing securities denominated in that currency.

Transaction hedging involves entering into a forward currency transaction which generally arises in connection with the purchase or sale of an investment or receipt of income. Position hedging involves entering into a currency transaction with respect to the Fund’s securities denominated or generally quoted in a specific currency. The Fund utilizes currency cross hedging by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or expects to have an exposure. The Fund may engage in proxy hedging in order to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its portfolio securities. Proxy hedging is often used when it is generally difficult to hedge a currency to which the Fund is exposed against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some of the Fund’s securities are (or are expected to be) denominated and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s portfolio securities denominated in linked currencies.

A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price in the future. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. The Fund could be exposed to risk if the value of the currency changes relative to the U.S. dollar. A transaction may be affected unfavorably by factors that affect the subject currencies, including economic, political and legal developments and exchange control regulations.

Additionally, the Fund could be exposed to loss if counterparties are unable to meet the terms of the contracts. If a counterparty defaults, the Fund will have contractual remedies. There is no assurance, however, that the counterparty will be able to meet its obligations or that the Fund will succeed in pursuing contractual remedies. Thus, the Fund assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant these transactions.

During the year ended May 31, 2009, the Fund used foreign currency exchange contracts to gain exposure to foreign currency. In addition, the Fund used foreign currency exchange contracts to enhance potential gains, hedge against anticipated currency exchange rates and to maintain the liquidity and diversity of the portfolio.

Annual report | Strategic Income Fund	39

The following summarizes the foreign currency exchange contracts held as of May 31, 2009:

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT		UNREALIZED
	COVERED BY	COVERED BY	SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	DATE	(DEPRECIATION)

Buys

Canadian Dollar	$66,286,995	$54,098,037	June 09	$6,631,769

Canadian Dollar	82,663,906	68,937,890	June 09	6,795,864

Canadian Dollar	44,471,388	39,583,795	June 09	1,159,322

Canadian Dollar	31,746,744	28,184,254	June 09	900,993

Canadian Dollar	31,743,828	27,219,883	June 09	1,862,692

Euro Currency	117,500,000	156,614,170	June 09	9,458,212

Euro Currency	5,200,000	7,008,430	June 09	341,156

Euro Currency	113,900,000	156,025,518	June 09	4,958,688

Euro Currency	10,400,000	14,014,728	June 09	684,445

Euro Currency	10,400,000	14,125,592	June 09	573,581

Euro Currency	5,100,000	6,913,458	June 09	294,790

Euro Currency	500,000	670,133	June 09	36,558

Pound Sterling	15,892,695	22,949,840	June 09	2,734,854

				$36,432,924

Sells

Canadian Dollar	$42,800,475	$34,593,298	June 09	($4,618,987)

Canadian Dollar	345,182,085	279,997,866	June 09	(36,245,784)

Euro Currency	20,400,000	27,219,883	June 09	(1,613,109)

Euro Currency	51,200,000	68,937,890	June 09	(3,427,266)

Euro Currency	28,600,000	39,583,795	June 09	(838,929)

Euro Currency	20,200,000	28,184,254	June 09	(366,061)

Euro Currency	94,294,485	127,863,321	June 09	(5,410,803)

Euro Currency	5,200,000	7,038,850	June 09	(310,736)

Euro Currency	129,200,000	176,047,969	June 09	(6,560,982)

Euro Currency	10,400,000	14,077,440	June 09	(621,733)

Euro Currency	10,400,000	14,179,048	June 09	(520,125)

Euro Currency	5,100,000	6,977,208	June 09	(231,040)

Pound Sterling	15,892,695	22,952,231	June 09	(2,732,464)

New Zealand Dollar	73,977,036	40,975,880	June 09	(6,335,217)
				($69,833,236)

Foreign forward currency exchange contract principal amounts covered by contract (USD) (notional amounts) at the end of the year ended May 31, 2009 are representative the activity during this period.

Fair value of derivative instruments by risk category

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

DERIVATIVES NOT ACCOUNTED FOR	STATEMENT OF ASSETS	FINANCIAL	ASSET	LIABILITY
AS HEDGING INSTRUMENTS UNDER	AND LIABILITIES	INSTRUMENTS	DERIVATIVES	DERIVATIVES
FAS 133	LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign exchange contracts	Payable for forward	Foreign for-	$39,949,081	($69,833,236)
	foreign currency	ward currency
	exchange contracts	contracts

Equity Contracts	Investments in	Options	52,500	—
	unaffiliated issuers,
	at value*
Total			$40,001,581	($69,833,236)

* Purchased options are included in the Fund’s Investments

40	Strategic Income Fund | Annual report

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category:

				FORWARD
DERIVATIVES NOT ACCOUNTED				FOREIGN
FOR AS HEDGING INSTRUMENTS	PURCHASED	WRITTEN		CURRENCY
UNDER FAS 133	OPTIONS*	OPTIONS	FUTURES	CONTRACTS	TOTAL

Statement of Operations				Foreign
location — Net realized gain				currency
(loss) on	Investments	Options	Futures	transactions
Interest rate contracts	($900,000)	—	($5,659,358)	—	($6,559,358)
Foreign exchange contracts	15,529,616	$1,514,119	—	$59,933,890	76,977,625
Total	$14,629,616	$1,514,119	($5,659,358)	$59,933,890	$70,418,267

* Amounts recognized for purchased options are included in the net realized gain (loss) on investments.

The table below summarizes the change in unrealized appreciation (depreciation) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category:

DERIVATIVES NOT ACCOUNTED			FORWARD FOREIGN
FOR AS HEDGING INSTRUMENTS	PURCHASED	WRITTEN	CURRENCY
UNDER FAS 133	OPTIONS	OPTIONS	CONTRACTS	TOTAL

			Translation
Statement of Operations			of assets
location — Change in			and liabilities
unrealized appreciation			in foreign
(depreciation) on	Investments	Options	currencies
Interest rate contracts	$2,272,000	—	—	$2,272,000
Foreign exchange contracts	644,333	$729,916	($25,985,948)	(24,611,699)
Equity contracts	(1,942,500)	—	—	(1,942,500)
Total	$973,833	$729,916	($25,985,948)	($24,282,199)

Note 4
Risk and uncertainties

Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them.

Fixed income risk

Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Interest-rate risk

Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Mortgage security risk

The Fund may invest a portion of its assets in issuers and/or securities of issuers that hold mortgage securities, including subprime

Annual report | Strategic Income Fund	41

mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/ or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Decreases in interest rates may cause prepayments on underlying mortgages to an IO security to accelerate resulting in a lower than anticipated yield and increases the risk of loss on the IO investment.

Risks associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Note 5
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 6
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund’s average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30% of the Fund’s average daily net asset value in excess of $650,000,000. The Adviser has a subadvisory agreement with MFC Global investment Management (U.S), LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of subadvisory fees.

The investment management fees incurred for the year ended May 31, 2009, were equivalent to an annual effective rate of 0.38% of the Fund’s average daily net asset value.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Adviser has adopted Distribution Plans with respect to Class A, Class B and Class C, Class R1, Class R3, Class R4 and Class R5 shares pursuant to Rule 12b-1 under the 1940 Act, to pay JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.50%, 0.50% and 0.25% of average daily net asset value of Class A, Class B, Class C, Class R1, Class R3, and Class R4 shares, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could

42	Strategic Income Fund | Annual report

occur under certain circumstances. In addition, under a Service Plan for Class R1, Class R3, Class R4 and Class R5 shares, the Fund pays up to 0.25%, 0.15%, 0.10% and 0.05% of the average daily net asset value of Class R1, Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

The Adviser has contractually agreed through June 30, 2010, to the extent necessary to limit the total expenses of Class R3, Class R4 and Class R5 shares to 1.25%, 0.95% and 0.65%, respectively, excluding certain expenses such as extraordinary fees, taxes, litigation, brokerage fees and interest expenses. Accordingly, the expense reductions related to this class specific limitation amounted to $14, $14 and $14 for Class R3, Class R4 and Class R5 shares, respectively.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each class at the time the expense was incurred.

The fund accounting and legal services fees incurred for the year ended May 31, 2009, were equivalent to an annual effective rate of 0.02% of the Fund’s average daily net assets.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2009, JH Funds received net up-front sales charges of $1,423,233 with regard to sales of Class A shares. Of this amount, $165,772 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,207,335 was paid as sales commissions to unrelated broker-dealers and $50,126 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2009, CDSCs received by JH Funds amounted to $203,857 for Class B shares and $41,664 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.015% for Classes A, B, C, I , R1, R3, R4 and R5 shares, respectively, of each class’s average daily net assets.

• The Fund pays a monthly fee which is based on an annual rate of $17.50 per shareholder account.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses, which are aggregated and allocated to each class based on the relative net assets of the classes.

The Fund receives earnings credits from its transfer agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Fund’s transfer agent fees and out-of-pocket expenses. During the year ended May 31, 2009, the Fund’s transfer agent fees and out-of-pocket expenses were reduced by $462 for transfer agent credits earned.

Annual report | Strategic Income Fund	43

Class level expenses for the year ended May 31, 2009 were as follows:

	Distribution and	Transfer
Share class	service fees	agent fees

Class A	$2,037,576	$1,012,657
Class B	1,474,272	218,395
Class C	1,742,681	260,261
Class I	—	16,731
Class R1	34,832	4,869
Class R3	3	14
Class R4	2	14
Class R5	—	14
Total	$5,289,366	$1,512,955

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. Mr. John G. Vrysen is a Board member of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

44	Strategic Income Fund | Annual report

Note 7
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended May 31, 2009 and May 31, 2008, along with the corresponding dollar value.

	Year ended 5-31-09		Year ended 5-31-08
	Shares	Amount	Shares	Amount
Class A shares

Sold	40,910,999	$227,080,913	23,719,757	$154,097,965
Distributions reinvested	9,329,086	51,061,759	6,374,651	41,367,390
Repurchased	(41,374,161)	(231,207,923)	(29,121,694)	(190,757,772)
Net increase	8,865,924	$46,934,749	972,714	$4,707,583

Class B shares

Sold	3,530,788	$19,910,339	2,507,579	$16,278,993
Distributions reinvested	1,694,127	9,256,463	1,401,423	9,095,491
Repurchased	(10,599,823)	(59,715,600)	(11,749,897)	(76,819,988)
Net decrease	(5,374,908)	($30,548,798)	(7,840,895)	($51,445,504)

Class C shares

Sold	11,915,566	$65,737,651	4,200,528	$27,266,898
Distributions reinvested	1,989,599	10,863,886	1,417,360	9,197,786
Repurchased	(8,163,534)	(45,994,053)	(8,534,901)	(55,879,679)
Net increase (decrease)	5,741,631	$30,607,484	(2,917,013)	($19,414,995)

Class I shares

Sold	11,568,482	$61,667,764	1,082,256	$7,012,902
Distributions reinvested	256,340	1,394,292	125,387	813,461
Repurchased	(5,911,464)	(30,961,772)	(1,539,549)	(10,057,900)
Net increase (decrease)	5,913,358	$32,100,284	(331,906)	($2,231,537)

Class R1 shares

Sold	395,647	$2,209,176	351,809	$2,285,415
Distributions reinvested	73,905	405,874	54,443	353,329
Repurchased	(448,789)	(2,513,412)	(353,625)	(2,306,184)
Net increase	20,763	$101,638	52,627	$332,560

Class R3 shares

Sold	4,481	$25,005	—	—
Net increase	4,481	$25,005	—	—

Class R4 shares

Sold	4,481	$25,005	—	—
Net increase	4,481	$25,005	—	—

Class R5 shares

Sold	4,481	$25,006	—	—
Net increase	4,481	$25,006	—	—

Net increase (decrease)	15,180,211	$79,270,373	(10,064,473)	($68,051,893)

Note 8
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2009, aggregated $442,950,719 and $347,065,815, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $69,733,044 and $69,917,329, respectively, during the year ended May 31, 2009.

Annual report | Strategic Income Fund	45

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the “Fund”) at May 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 23, 2009

46	Strategic Income Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2009.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

For specific information in your state, consult your local state tax office or your tax adviser. Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

Annual report | Strategic Income Fund	47

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Strategic Income Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Strategic Series (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Strategic Income Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

48	Strategic Income Fund | Annual report

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance for the 1- and 3-year periods was lower than the performance of its benchmark index, the Lehman Brothers Aggregate Bond Index, and generally in line with the performance of its benchmark index for the 10-year period. The Board also noted that the Fund’s performance for the 3- and 5-year periods was lower than the Peer Group and Category medians. The Board viewed favorably that the Fund’s performance for the 1- and 10-year periods was higher than the performance of the Peer Group and Category medians.

Investment advisory fee and subadvisory fee rates
 and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group and Category median before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the Category and Peer Group medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Annual report | Strategic Income Fund	49

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Board Consideration of Amendments to Investment Advisory Agreement

In approving the proposed new form of Advisory Agreement at the December 8–9, 2008 meeting (which is subject to shareholder approval), the Board determined that it was

50	Strategic Income Fund | Annual report

appropriate to rely upon its recent consideration at its June 10, 2008 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). The Board noted that it had, at the June 10, 2008 meeting, concluded that these factors, taken as a whole, supported the continuation of the Advisory Agreement. The Board, at the December 8–9, 2008 meeting, revisited particular factors to the extent relevant to the proposed new form of Agreement. In particular, the Board noted the skill and competency of the Adviser in its past management of the Fund’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel who perform services for the Trust and the Fund, including those who served as officers of the Trust, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Fund and concluded that the Adviser may reasonably be expected to perform its services ably under the proposed new form of Advisory Agreement. The Board also took into consideration the extensive analysis and effort undertaken by a working group comprised of a subset of the Board’s Independent Trustees, which met several times, both with management representatives and separately, prior to the Board’s December 8–9, 2008 meeting. The Board considered the differences between the current Advisory Agreement and proposed new form of Agreement, and agreed that the new Advisory Agreement structure would more clearly delineate the Adviser’s duties under the Agreement by separating the Adviser’s non-advisory functions from its advisory functions. The enhanced delineation is expected to facilitate oversight of the Adviser’s advisory and non-advisory activities without leading to any material increase in the Fund’s overall expense ratios.

Annual report | Strategic Income Fund	51

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Strategic Series and its series, John Hancock Strategic Income Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Strategic Series.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts (all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	107,116,488.0216	60.842%	95.429%
Withhold	5,130,831.0194	2.914%	4.571%
TOTAL	112,247,319.0410	63.756%	100.000%

John G. Vrysen
Affirmative	107,045,013.2048	60.801%	95.365%
Withhold	5,202,305.8362	2.955%	4.635%
TOTAL	112,247,319.0410	63.756%	100.000%

James F. Carlin
Affirmative	106,975,598.8637	60.762%	95.303%
Withhold	5,271,720.1773	2.994%	4.697%
TOTAL	112,247,319.0410	63.756%	100.000%

William H. Cunningham
Affirmative	107,069,532.0861	60.815%	95.387%
Withhold	5,177,786.9549	2.941%	4.613%
TOTAL	112,247,319.0410	63.756%	100.000%

Deborah Jackson
Affirmative	107,065,325.1922	60.813%	95.383%
Withhold	5,181,993.8488	2.943%	4.617%
TOTAL	112,247,319.0410	63.756%	100.000%

Charles L. Ladner
Affirmative	107,052,165.5240	60.805%	95.372%
Withhold	5,195,153.5170	2.951%	4.628%
TOTAL	112,247,319.0410	63.756%	100.000%

Stanley Martin
Affirmative	107,131,282.2457	60.850%	95.442%
Withhold	5,116,036.7953	2.906%	4.558%
TOTAL	112,247,319.0410	63.756%	100.000%

Patti McGill Peterson
Affirmative	107,065,895.6461	60.813%	95.384%
Withhold	5,181,423.3949	2.943%	4.616%
TOTAL	112,247,319.0410	63.756%	100.000%

52	Strategic Income Fund | Annual report

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	107,055,550.6181	60.807%	95.375%
Withhold	5,191,768.4229	2.949%	4.625%
TOTAL	112,247,319.0410	63.756%	100.000%

Steven R. Pruchansky
Affirmative	106,985,744.6343	60.767%	95.313%
Withhold	5,261,574.4067	2.989%	4.687%
TOTAL	112,247,319.0410	63.756%	100.000%

Gregory A. Russo
Affirmative	107,072,942.0358	60.817%	95.390%
Withhold	5,174,377.0052	2.939%	4.610%
TOTAL	112,247,319.0410	63.756%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Strategic Series

PROPOSAL 6 PASSED ON APRIL 16, 2009.

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	81,228,753.6652	46.137%	72.366%
Against	3,648,915.1965	2.073%	3.251%
Abstain	5,375,379.1793	3.053%	4.789%
Broker Non-Votes	21,994,271.0000	12.493%	19.594%
TOTAL	112,247,319.0410	63.756%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Strategic Series and its series, John Hancock Strategic Income Fund, held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Strategic Series and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

Affirmative	82,174,310.4029	46.675%	73.209%
Against	2,928,303.4634	1.663%	2.609%
Abstain	5,150,430.1747	2.925%	4.588%
Broker Non-Votes	21,994,275.0000	12.493%	19.594%
TOTAL	112,247,319.0410	63.756%	100.000%

Annual report | Strategic Income Fund	53

Proposal 3: To approve the following changes to fundamental investment restrictions:

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

PROPOSALS 3A-3F AND 3L PASSED ON MAY 5, 2009.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3A. Revise: Concentration

Affirmative	81,160,263.0723	46.098%	72.305%
Against	3,384,017.4268	1.922%	3.015%
Abstain	5,708,766.5419	3.243%	5.086%
Broker Non-Votes	21,994,272.0000	12.493%	19.594%
TOTAL	112,247,319.0410	63.756%	100.000%

3B. Revise: Diversification

Affirmative	81,645,781.2370	46.374%	72.738%
Against	3,150,920.5578	1.790%	2.807%
Abstain	5,456,345.2462	3.099%	4.861%
Broker Non-Votes	21,994,272.0000	12.493%	19.594%
TOTAL	112,247,319.0410	63.756%	100.000%

3C. Revise: Underwriting

Affirmative	81,270,997.6903	46.161%	72.404%
Against	3,219,210.1556	1.829%	2.868%
Abstain	5,762,839.1951	3.273%	5.134%
Broker Non-Votes	21,994,272.0000	12.493%	19.594%
TOTAL	112,247,319.0410	63.756%	100.000%

3D. Revise: Real Estate

Affirmative	81,180,247.4274	46.110%	72.323%
Against	3,332,580.5107	1.893%	2.969%
Abstain	5,740,220.1029	3.260%	5.114%
Broker Non-Votes	21,994,271.0000	12.493%	19.594%
TOTAL	112,247,319.0410	63.756%	100.000%

3E. Revise: Loans

Affirmative	80,822,577.3897	45.906%	72.004%
Against	3,422,047.5137	1.944%	3.049%
Abstain	6,006,420.1376	3.412%	5.351%
Broker Non-Votes	21,996,274.0000	12.494%	19.596%
TOTAL	112,247,319.0410	63.756%	100.000%

3F. Revise: Senior Securities

Affirmative	81,288,739.9692	46.171%	72.420%
Against	3,113,564.0129	1.769%	2.774%
Abstain	5,850,743.0589	3.323%	5.212%
Broker Non-Votes	21,994,272.0000	12.493%	19.594%
TOTAL	112,247,319.0410	63.756%	100.000%

54	Strategic Income Fund | Annual report

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3L. Eliminate: Pledging Assets

Affirmative	80,642,674.5623	45.804%	71.844%
Against	3,548,424.0636	2.016%	3.161%
Abstain	6,061,951.4151	3.443%	5.401%
Broker Non-Votes	21,994,269.0000	12.493%	19.594%
TOTAL	112,247,319.0410	63.756%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR ALL CLASSES OF SHARES EXCEPT FOR CLASS R1 ON MAY 5, 2009. (There was no Quorum for Class R1).

Class A

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	57,222,015.3092	48.687%	72.349%
Against	3,059,510.1297	2.603%	3.868%
Abstain	4,215,852.9301	3.587%	5.330%
Broker Non-Votes	14,594,754.0000	12.418%	18.453%
TOTAL	79,092,132.3690	67.295%	100.000%

Class B

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	10,808,460.2779	43.868%	70.415%
Against	551,019.7975	2.236%	3.590%
Abstain	798,770.1536	3.242%	5.204%
Broker Non-Votes	3,191,308.0000	12.953%	20.791%
TOTAL	15,349,558.2290	62.299%	100.000%

Class C

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	11,025,952.9919	37.160%	67.340%
Against	564,261.1110	1.902%	3.446%
Abstain	851,598.4301	2.870%	5.201%
Broker Non-Votes	3,931,701.0000	13.251%	24.013%
TOTAL	16,373,513.5330	55.183%	100.000%

Annual report | Strategic Income Fund	55

Class R1

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	94,897.7210	12.266%	37.407%
Against	136,741.0000	17.673%	53.900%
Abstain	21,334.0000	2.757%	8.409%
Broker Non-Votes	721.0000	.093%	.284%
TOTAL	253,693.7210	32.789%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 PASSED ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	80,313,216.5994	45.617%	71.551%
Against	4,393,684.9583	2.496%	3.914%
Abstain	5,546,147.4833	3.150%	4.941%
Broker Non-Votes	21,994,270.0000	12.493%	19.594%
TOTAL	112,247,319.0410	63.756%	100.000%

56	Strategic Income Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	1996	48

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2005	48

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham,[2] Born: 1944	2005	48

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile
Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[2,4] Born: 1952	2008	48

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Annual report | Strategic Income Fund	57

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2004	48

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	48

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	1996	48

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky, Born: 1944	2005	48

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo,[4] Born: 1949	2009	48

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

58	Strategic Income Fund | Annual report

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	264

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

John G. Vrysen,[4] Born: 1955	2009	48

Chief Operating Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group,
Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment
Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II,
John Hancock Funds III and John Hancock Trust (2005–2007); Vice President, Manulife Financial
Corporation (until 2006).

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund		Officer
Principal occupation(s) and other		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds and John Hancock Funds III (since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment
Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive
Officer, John Hancock Funds II and John Hancock Trust (2005–July 2009); Director, President and Chief
Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds,
LLC (until 2005).

Annual report | Strategic Income Fund	59

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Michael J. Leary, Born: 1965	2007

Treasurer
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant
Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007); Vice
President and Senior Manager of Fund Administration, JP Morgan (1993–2004); Manager, Ernst &
Young, LLC (1988–1993).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin was appointed by the Board as Trustee on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008. Mr. Russo and Mr. Vrysen were elected by the shareholders at a special meeting on April 16, 2009.

60	Strategic Income Fund | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham*	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company
*Member of the Audit Committee
†Non-Independent Trustee	Transfer agent
John Hancock Signature Services, Inc.
Officers
Keith F. Hartstein	Legal counsel
President and Chief Executive Officer	K&L Gates LLP

Thomas M. Kinzler	Independent registered
Secretary and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Michael J. Leary
Treasurer

Charles A. Rizzo
Chief Financial Officer

John G. Vrysen
Chief Operating Officer

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Website at sec.gov or on our Website.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Website and the SEC’s Website, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Website www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Annual report | Strategic Income Fund	61

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Strategic Income Fund.	9100A 5/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	7/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $44,632 for the fiscal year ended May 31, 2009 and $36,200 for the fiscal year ended May 31, 2008. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal year ended May 31, 2009 and fiscal year ended May 31, 2008 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $4,344 for the fiscal year ended May 31, 2009 and $5,750 for the fiscal year ended May 31, 2008. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
There were no other fees during the fiscal year ended May 31, 2009 and fiscal year ended May 31, 2008 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2009, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,870,089 for the fiscal year ended May 31, 2009, and $1,352,298 for the fiscal year ended May 31, 2008.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin- Chairman
William H. Cunningham
Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: July 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: July 15, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: July 15, 2009